EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Quarterly Report on Form 10‑Q for the quarter ended March 31, 2020 (the “Report”) by Sequential Brands Group, Inc. (“Registrant”), the undersigned hereby certifies that, to the best of their knowledge:

1.   The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.

Date: May 20, 2020	/s/ David Conn
David Conn
Chief Executive Officer (Principal Executive Officer)

Date: May 20, 2020	/s/ Daniel Hanbridge
Daniel Hanbridge
Senior Vice President of Finance and Interim Chief Financial Officer (Principal Financial and Accounting Officer)